UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

EPL Intermediate, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	333-115644	13-4092105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Michelson Drive, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 399-2000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 22, 2007, EPL Intermediate, Inc. issued a press release reporting sales and earnings results for the fourth quarter and fiscal year ended December 27, 2006.

A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. We do not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits 99.1 Press Release of EPL Intermediate, Inc., dated March 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Intermediate, Inc. (Registrant)

Date: March 28, 2007	By:	/s/ Pamela R. Milner
Senior Vice President

EXHIBIT INDEX

EX-99	Press Release dated March 22, 2007